MANAGERS TRUST I

MANAGERS FREMONT BOND FUND

Supplement dated January 4, 2010

to the Prospectus dated March 1, 2009 (the “Prospectus”)

The following information supplements and supersedes any information to the contrary relating to the Managers Fremont Bond Fund (the “Fund”), a series of the Managers Trust I, contained in the Fund’s Prospectus.

Effective January 1, 2010 (the “Effective Date”), the Fund will be renamed the Managers PIMCO Bond Fund. There will be no other changes to the Fund as of the Effective Date, including with respect to the Fund’s subadvisor, investment strategies or risks. Pacific Investment Management Company, LLC (“PIMCO”) has been a subadvisor to the Fund since March 1994.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

MANAGERS TRUST I

MANAGERS FREMONT BOND FUND

Supplement dated January 4, 2010 to the Statement of Additional Information dated March 1, 2009,

as supplemented March 4, 2009, March 23, 2009, July 1, 2009, August 31, 2009,

September 15, 2009, September 28, 2009 and December 8, 2009

The following information supplements and supersedes any information to the contrary relating to Managers Fremont Bond Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s Statement of Additional Information dated and supplemented as noted above (the “SAI”).

Effective January 1, 2010, the Fund will be renamed the Managers PIMCO Bond Fund. Besides the name change, there will be no other changes to the Fund’s subadvisor, investment strategies or risks. Pacific Investment Management Company, LLC (“PIMCO”) has been a subadvisor to the Fund since March 1994.